UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - June 12, 2006

TXU CORP.
(Exact name of registrant as specified in its charter)

TEXAS	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
(Address of principal executive offices, including zip code)

Registrants telephone number, including area code - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

A.	TXU Long-Term Incentive Compensation Plan.

TXU Corp. (the “Company”) maintains the TXU Long-Term Incentive Compensation Plan for designated key employees (the “LTIP Plan”). The Company has previously entered into Performance Unit Award Agreements under the LTIP Plan with certain of its executive officers, forms of which were previously filed with the Securities and Exchange Commission as Exhibits 10.1 and 10.2 to Form 8-K, filed on May 23, 2005 (collectively, the “Unit Awards” and each, a “Unit Award”). The Unit Awards provide, among other things, that in the case of a conflict between Section 4 of a Unit Award and an executive officer’s employment agreement, the provisions of such executive officer’s employment agreement would control. On June 12, 2006, the Company entered into amended and restated Unit Awards, that modified the section of the Unit Awards described herein to clarify that in the case of any conflict between a Unit Award (not just Section 4) and an executive officer’s employment agreement, the provisions of such executive officer’s employment agreement would control. This amendment to the Unit Awards will be incorporated into all future Unit Awards by and between the Company and executive officers who are parties to employment agreements with the Company. No other changes were made to the Unit Awards. The Unit Awards are in substantially the same form. A copy of the forms of the Unit Awards are attached hereto as Exhibits 10.1 and 10.2.

The foregoing is a summary of the material terms of the Unit Awards and is qualified in its entirety by reference to Exhibits 10.1 and 10.2 hereto.

B.	2005 TXU Corp. Omnibus Incentive Plan.

The Company maintains the TXU Corp. 2005 Omnibus Incentive Plan for designated key employees, approved by the shareholders of the Company in May 2005 (the “Omnibus Plan”). The awards under the Omnibus Plan are made pursuant to agreements with individual participants in the Omnibus Plan. With respect to the executive officers of the Company the following types of award agreements have been issued under the Omnibus Plan in 2006.

On June 12, 2006, the Company  granted awards under the Omnibus Plan to certain of its executive officers pursuant to the terms and conditions of Performance Unit Award Agreements (collectively, the “Unit I Awards” and each a “Unit I Award”). The Unit I Awards provide for the issuance of performance units, with each performance unit having a value equal to one share of common stock of the Company, without par value (Common Stock). Performance units vest at the end of a three-year performance period as set forth in the applicable Unit I Award. The number of performance units actually awarded pursuant to each Unit I Award is determined using a formula based on the Company’s total return to shareholders over the applicable performance period compared to the total return of the companies comprising the Standard & Poor’s  ("S&P's") 500 Electric Utilities Index. Depending on such total return, the number of performance units originally awarded in such Unit I Award is adjusted to become 0% to 200% of the original amount, plus applicable dividends earned on the shares underlying such units. Upon vesting, the Unit I Awards require the Company to settle all performance units in shares of its Common Stock. For an executive officer who is party to an employment agreement with the Company and whose employment with the Company is terminated, unvested performance units are treated as provided in the executive officer’s employment agreement. In particular, the Unit I Awards provide for the forfeiture of the performance units covered by the Unit I Awards if the Company terminates the executive officer’s employment “for cause” (as defined in each such executive officer’s employment agreement) or if an executive officer resigns his position with the Company without “good reason” (as defined in each such executive officer’s employment agreement). The Unit I Awards are in substantially the same form. A copy of the form of a Unit I Award is attached hereto as Exhibit 10.3.

On June 12, 2006, the Company has granted awards under the Omnibus Plan to certain of its executive officers who are not parties to employment agreements with the Company, pursuant to the terms and conditions of Performance Unit Award Agreements (collectively, the “Unit II Awards” and each a “Unit II Award”). The Unit II Awards provide for the issuance of performance units, each having a value equal to one share of Common Stock. The performance units vest at the end of a three-year performance period as set forth in the applicable Unit II Award.

The number of performance units actually awarded pursuant to each Unit II Award is determined using a formula based on (1) the Company’s total return to shareholders over the applicable performance period compared to the total return of the companies comprising the S&P’s 500 Electric Utilities Index and the S&P’s 500 Multi-Utilities Index (the “Peer Group”), and (2) the Company’s total return to shareholders over the applicable performance period. Depending on such total return, the number of performance units originally awarded in such Unit II Award is adjusted to become 0% to 175% of the original amount, plus applicable dividends earned on the shares underlying such units. Upon vesting, the Unit II Award requires the Company to settle all performance units in shares of Common Stock. Generally, the Unit II Awards provide that unvested performance units are forfeited upon termination of employment for reasons other than retirement, death or disability. The Unit II Awards are in substantially the same form. A copy of the form of a Unit II Award is attached hereto as Exhibit 10.4.

On June 12, 2006, the Company granted an award under the Omnibus Plan to one of its executive officers pursuant to the terms and conditions of Performance Unit Award Agreement (the “Unit III Award”). The Unit III Award provides for the issuance of performance units, each having a value equal to one share of Common Stock. The performance units vest at the end of a three-year performance period as set forth in the Unit III Award. The number of performance units actually awarded pursuant to the Unit III Award is determined using a formula based on (1) the Company’s total return to shareholders over the applicable performance period compared to the total return of the Peer Group and (2) the Company’s total return to shareholders over the applicable performance period. Depending on such total return, the number of performance units originally awarded in such Unit III Award is adjusted to become 0% to 175% of the original amount, plus applicable dividends earned on the shares underlying such units. Upon vesting, the Unit III Award requires the Company to settle all performance units in shares of Common Stock. Generally, if the executive officer's employment is terminated, unvested performance units are treated as provided in the executive officer’s employment agreement. In particular, the Unit III Award provides for the forfeiture of the performance units covered by the Unit III Award if the executive officer’s employment is terminated by the Company's wholly-owned subsidiary “for cause” (as defined in the executive officer’s employment agreement) or if the executive officer resigns his position with the Company's wholly-owned subsidiary without “good reason” (as defined in the executive officer’s employment agreement). A copy of the form of a Unit III Award is attached hereto as Exhibit 10.5.

The foregoing are summaries of the material terms of Unit I Awards, Unit II Awards and Unit III Award and are qualified in their entirety by reference to Exhibits 10.3, 10.4 and 10.5, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Form of Amended and Restated Performance Unit Award Agreement, by and between TXU Corp. and Participant (Unit Award: adjusted 0% to 175%).
10.2	Form of Amended and Restated Performance Unit Award Agreement, by and between TXU Corp. and Participant (UnitI Award: adjusted 0% to 200%).
10.3	Form of Performance Unit Award Agreement, by and between TXU Corp. and Participant (Unit I Award).
10.4	Form of Performance Unit Award Agreement, by and between TXU Corp. and Participant (Unit II Award).
10.5	Form of Performance Unit Award Agreement, by and between TXU Corp. and Participant (Unit III Award

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    TXU CORP.

                    By:        /s/ M. Rizwan Chand
                    Name:               M. Rizwan Chand
                    Title:                 Senior Vice President

Dated: June 15, 2006

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